UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number	811-5385

DWS Value Series, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	11/30

Date of reporting period:	05/31/09

ITEM 1.           REPORT TO STOCKHOLDERS

  MAY 31, 2009

Semiannual Report to Shareholders

DWS Dreman Small Cap Value Fund

Contents

4 Performance Summary

10 Information About Your Fund's Expenses

12 Portfolio Summary

14 Investment Portfolio

19 Financial Statements

23 Financial Highlights

28 Notes to Financial Statements

36 Summary of Management Fee Evaluation by Independent Fee Consultant

41 Summary of Administrative Fee Evaluation by Independent Fee Consultant

42 Account Management Resources

43 Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk. Stocks of small companies involve greater risk, as they often have limited product lines, markets or financial resources and may be exposed to more erratic and abrupt market movements than securities of larger, more-established companies. The fund may focus its investments on certain economic sectors, thereby increasing its vulnerability to any single economic, political or regulatory development. This may result in greater share price volatility and increase its overall potential risk. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary May 31, 2009

Classes A, B, C and Institutional Class

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no front-end sales charge but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated March 6, 2009 are 1.25%, 2.08%, 1.97% and 0.83% for Class A, B, C and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended May 31, 2009.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings for the 1-year, 3-year, 5-year and 10-year periods for Class A, B and C shares and the 1-year, 3-year, 5-year and Life of Class periods shown for the Institutional Class reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 5/31/09
DWS Dreman Small Cap Value Fund	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	8.60%	-28.30%	-6.57%	3.92%	5.77%
Class B	8.11%	-28.93%	-7.38%	3.03%	4.88%
Class C	8.14%	-28.83%	-7.28%	3.14%	4.99%
Russell 2000® Index+	7.02%	-31.79%	-10.14%	-1.18%	2.68%
Russell 2000® Value Index++	.96%	-32.22%	-11.62%	-1.24%	5.41%
	6-Month‡	1-Year	3-Year	5-Year	Life of Class*
Institutional Class	8.84%	-27.99%	-6.21%	4.31%	8.55%
Russell 2000 Index+	7.02%	-31.79%	-10.14%	-1.18%	5.12%
Russell 2000 Value Index++	.96%	-32.22%	-11.62%	-1.24%	4.79%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
* Institutional Class commenced operations on August 19, 2002. Index returns began on August 31, 2002.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 5/31/09	$ 24.72	$ 22.40	$ 22.78	$ 25.14
11/30/08	$ 22.95	$ 20.72	$ 21.07	$ 23.39
Distribution Information: Six Months as of 5/31/09: Income Dividends	$ .19	$ —	$ .01	$ .29
Class A Lipper Rankings — Small-Cap Value Funds Category as of 5/31/09
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	102	of	343	30
3-Year	43	of	297	15
5-Year	9	of	227	4
10-Year	46	of	107	43

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Dreman Small Cap Value Fund — Class A [] Russell 2000 Index+ [] Russell 2000 Value Index++

Yearly periods ended May 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 5/31/09
DWS Dreman Small Cap Value Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$6,758	$7,687	$11,424	$16,511
	Average annual total return	-32.42%	-8.40%	2.70%	5.14%
Class B	Growth of $10,000	$6,893	$7,814	$11,522	$16,099
	Average annual total return	-31.07%	-7.89%	2.87%	4.88%
Class C	Growth of $10,000	$7,117	$7,972	$11,673	$16,280
	Average annual total return	-28.83%	-7.28%	3.14%	4.99%
Russell 2000 Index+	Growth of $10,000	$6,821	$7,257	$9,423	$13,029
	Average annual total return	-31.79%	-10.14%	-1.18%	2.68%
Russell 2000 Value Index++	Growth of $10,000	$6,778	$6,903	$9,394	$16,935
	Average annual total return	-32.22%	-11.62%	-1.24%	5.41%

The growth of $10,000 is cumulative.

+ The Russell 2000 Index is an unmanaged, capitalization-weighted measure of approximately 2,000 of the smallest companies in the Russell 3000 Index.
++ The Russell 2000 Value Index is an unmanaged index measuring the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Growth of an Assumed $1,000,000 Investment
[] DWS Dreman Small Cap Value Fund — Institutional Class [] Russell 2000 Index+ [] Russell 2000 Value Index++

Yearly periods ended May 31
Comparative Results as of 5/31/09
DWS Dreman Small Cap Value Fund		1-Year	3-Year	5-Year	Life of Class*
Institutional Class	Growth of $1,000,000	$720,100	$824,900	$1,235,100	$1,743,400
	Average annual total return	-27.99%	-6.21%	4.31%	8.55%
Russell 2000 Index+	Growth of $1,000,000	$682,100	$725,700	$942,300	$1,400,700
	Average annual total return	-31.79%	-10.14%	-1.18%	5.12%
Russell 2000 Value Index++	Growth of $1,000,000	$677,800	$690,300	$939,400	$1,371,400
	Average annual total return	-32.22%	-11.62%	-1.24%	4.79%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

* Institutional Class commenced operations on August 19, 2002. Index returns began on August 31, 2002.
+ The Russell 2000 Index is an unmanaged, capitalization-weighted measure of approximately 2,000 of the smallest companies in the Russell 3000 Index.
++ The Russell 2000 Value Index is an unmanaged index measuring the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated March 6, 2009 is 1.08% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended May 31, 2009.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings for the 1-year, 3-year and Life of Class periods reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns as of 5/31/09
DWS Dreman Small Cap Value Fund	6-Month‡	1-Year	3-Year	Life of Class*
Class S	8.68%	-28.19%	-6.38%	.30%
Russell 2000 Index+	7.02%	-31.79%	-10.14%	-4.10%
Russell 2000 Value Index++	.96%	-32.22%	-11.62%	-4.99%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
* Class S commenced operations on February 28, 2005. Index returns began on February 28, 2005.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 5/31/09	$ 24.98
11/30/08	$ 23.21
Distribution Information: Six Months as of 5/31/09: Income Dividends	$ .24
Class S Lipper Rankings — Small-Cap Value Funds Category as of 5/31/09
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	100	of	343	30
3-Year	38	of	297	13

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Dreman Small Cap Value Fund — Class S [] Russell 2000 Index+ [] Russell 2000 Value Index++

Comparative Results as of 5/31/09
DWS Dreman Small Cap Value Fund		1-Year	3-Year	Life of Class*
Class S	Growth of $10,000	$7,181	$8,205	$10,128
	Average annual total return	-28.19%	-6.38%	.30%
Russell 2000 Index+	Growth of $10,000	$6,821	$7,257	$8,372
	Average annual total return	-31.79%	-10.14%	-4.10%
Russell 2000 Value Index++	Growth of $10,000	$6,778	$6,903	$8,043
	Average annual total return	-32.22%	-11.62%	-4.99%

The growth of $10,000 is cumulative.

* Class S commenced operations on February 28, 2005. Index returns began on February 28, 2005.
+ The Russell 2000 Index is an unmanaged, capitalization-weighted measure of approximately 2,000 of the smallest companies in the Russell 3000 Index.
++ The Russell 2000 Value Index is an unmanaged index measuring the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.
Index returns assume reinvestment of all dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (December 1, 2008 to May 31, 2009).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended May 31, 2009
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 12/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 5/31/09	$ 1,086.00	$ 1,081.10	$ 1,081.40	$ 1,086.80	$ 1,088.40
Expenses Paid per $1,000*	$ 6.81	$ 11.93	$ 10.85	$ 5.93	$ 4.32
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 12/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 5/31/09	$ 1,018.40	$ 1,013.46	$ 1,014.51	$ 1,019.25	$ 1,020.79
Expenses Paid per $1,000*	$ 6.59	$ 11.55	$ 10.50	$ 5.74	$ 4.18
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Dreman Small Cap Value Fund	1.31%	2.30%	2.09%	1.14%	.83%

For more information, please refer to the Fund's prospectus.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	5/31/09	11/30/08

Common Stocks	95%	88%
Cash Equivalents	5%	12%
	100%	100%
Sector Diversification (As a % of Common Stocks)	5/31/09	11/30/08

Financials	23%	22%
Industrials	17%	18%
Consumer Discretionary	11%	8%
Information Technology	10%	11%
Energy	9%	8%
Health Care	9%	7%
Consumer Staples	8%	12%
Materials	6%	5%
Utilities	6%	7%
Telecommunication Services	1%	2%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at May 31, 2009 (13.1% of Net Assets)
1. Joy Global, Inc. Manufacturer of mining equipment	1.5%
2. Pan American Silver Corp. Explorer and developer of silver mines	1.4%
3. EMCOR Group, Inc. Provider of mechanical and electrical construction services	1.3%
4. CommScope, Inc. Manufacturer of coaxial television cables	1.3%
5. DreamWorks Animation SKG, Inc. Develops and produces computer-generated animated feature films for a broad movie-going audience	1.3%
6. Jabil Circuit, Inc. Designer and manufacturer of circuit board assemblies for original equipment manufacturers	1.3%
7. Financial Federal Corp. Provides financing and leasing programs	1.3%
8. Plantronics, Inc. Manufacturer of lightweight communications headsets	1.3%
9. Gardner Denver, Inc. Manufactures stationary air compressors and blowers	1.2%
10. Barnes Group, Inc. Manufacturer of precision metal parts and supplies	1.2%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 14. A quarterly Fact Sheet is available upon request. A complete list of the Fund's portfolio holdings is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of May 31, 2009 (Unaudited)

	Shares	Value ($)

Common Stocks 95.2%
Consumer Discretionary 10.3%
Diversified Consumer Services 0.9%
Regis Corp.	811,150	14,219,460
Hotels Restaurants & Leisure 2.1%
Brinker International, Inc.	815,600	14,599,240
International Speedway Corp. "A"	698,800	17,323,252
		31,922,492
Household Durables 1.1%
Helen of Troy Ltd.*	863,400	16,672,254
Media 1.3%
DreamWorks Animation SKG, Inc. "A"*	710,100	19,783,386
Specialty Retail 2.8%
Dick's Sporting Goods, Inc.* (a)	710,700	12,650,460
RadioShack Corp.	1,205,780	16,205,683
The Men's Wearhouse, Inc. (a)	798,600	13,648,074
		42,504,217
Textiles, Apparel & Luxury Goods 2.1%
Hanesbrands, Inc.* (a)	970,700	16,404,830
Wolverine World Wide, Inc.	798,600	15,820,266
		32,225,096
Consumer Staples 7.5%
Beverages 1.1%
Central European Distribution Corp.* (a)	691,400	17,402,538
Food & Staples Retailing 1.7%
Nash Finch Co.	466,413	13,670,565
Ruddick Corp. (a)	511,600	12,871,856
		26,542,421
Food Products 2.8%
Corn Products International, Inc.	524,100	13,841,481
Del Monte Foods Co.	1,826,000	14,936,680
Ralcorp Holdings, Inc.*	238,500	13,658,895
		42,437,056
Tobacco 1.9%
Universal Corp. (a)	424,200	15,708,126
Vector Group Ltd. (a)	845,202	12,382,209
		28,090,335
Energy 9.0%
Energy Equipment & Services 4.3%
Atwood Oceanics, Inc.* (a)	546,300	14,455,098
Bristow Group, Inc.* (a)	549,100	17,368,033
Oil States International, Inc.*	695,400	18,170,802
Superior Energy Services, Inc.*	663,300	15,295,698
		65,289,631
Oil, Gas & Consumable Fuels 4.7%
Arch Coal, Inc. (a)	823,600	15,261,308
Contango Oil & Gas Co.* (a)	184,324	9,192,238
Forest Oil Corp.* (a)	706,000	13,421,060
St. Mary Land & Exploration Co. (a)	773,700	16,758,342
Whiting Petroleum Corp.*	356,400	16,700,904
		71,333,852
Financials 21.7%
Capital Markets 3.1%
Legg Mason, Inc. (a)	917,300	17,685,544
Raymond James Financial, Inc. (a)	698,800	11,110,920
Waddell & Reed Financial, Inc. "A"	736,518	17,971,039
		46,767,503
Commercial Banks 4.4%
Associated Banc-Corp. (a)	798,600	11,555,742
FirstMerit Corp.	716,071	12,466,791
MB Financial, Inc. (a)	242,150	2,472,351
Prosperity Bancshares, Inc. (a)	449,200	12,604,552
TCF Financial Corp. (a)	1,084,900	15,579,164
Zions Bancorp. (a)	923,400	12,632,112
		67,310,712
Diversified Financial Services 1.3%
Financial Federal Corp. (a)	780,500	19,348,595
Insurance 9.5%
Allied World Assurance Co. Holdings Ltd.	299,445	11,304,049
Argo Group International Holdings Ltd.*	474,194	13,296,400
Aspen Insurance Holdings Ltd.	717,300	16,562,457
Endurance Specialty Holdings Ltd.	511,600	14,053,652
Hanover Insurance Group, Inc.	386,800	13,271,108
IPC Holdings Ltd.	549,100	13,645,135
Platinum Underwriters Holdings Ltd.	411,750	11,870,752
Safety Insurance Group, Inc.	436,700	13,629,407
Selective Insurance Group, Inc.	673,800	8,900,898
StanCorp Financial Group, Inc.	486,700	15,097,434
United Fire & Casualty Co.	686,300	11,948,483
		143,579,775
Real Estate Investment Trusts 2.6%
Alexandria Real Estate Equities, Inc. (REIT) (a)	299,400	10,748,460
Anworth Mortgage Asset Corp. (REIT)	2,303,400	15,340,644
Hospitality Properties Trust (REIT)	998,300	13,946,251
		40,035,355
Thrifts & Mortgage Finance 0.8%
Washington Federal, Inc. (a)	948,300	12,441,696
Health Care 8.4%
Health Care Equipment & Supplies 2.0%
Inverness Medical Innovations, Inc.* (a)	474,200	15,425,726
Teleflex, Inc.	341,700	15,325,245
		30,750,971
Health Care Providers & Services 4.5%
Amedisys, Inc.* (a)	299,361	9,106,562
AmSurg Corp.*	692,954	12,944,381
Healthspring, Inc.*	1,235,350	11,995,248
LifePoint Hospitals, Inc.* (a)	648,800	17,679,800
MEDNAX, Inc.*	399,300	16,171,650
		67,897,641
Life Sciences Tools & Services 1.9%
Mettler-Toledo International, Inc.*	199,600	14,209,524
PerkinElmer, Inc.	937,450	15,252,311
		29,461,835
Industrials 16.3%
Aerospace & Defense 1.8%
Curtiss-Wright Corp. (a)	480,600	14,071,968
Esterline Technologies Corp.*	474,200	12,964,628
		27,036,596
Commercial Services & Supplies 0.8%
The Brink's Co.	474,200	12,608,978
Construction & Engineering 2.3%
EMCOR Group, Inc.*	917,300	20,611,731
URS Corp.*	308,000	14,808,640
		35,420,371
Electrical Equipment 3.1%
Baldor Electric Co. (a)	773,700	17,942,103
General Cable Corp.*	408,500	15,621,040
Regal-Beloit Corp. (a)	353,150	13,952,957
		47,516,100
Machinery 5.0%
Barnes Group, Inc. (a)	1,197,900	18,279,954
Gardner Denver, Inc.*	655,600	18,579,704
Joy Global, Inc. (a)	648,800	22,364,136
Kennametal, Inc.	842,300	15,902,624
		75,126,418
Professional Services 0.5%
Kelly Services, Inc. "A"	757,050	8,070,153
Road & Rail 1.9%
Genesee & Wyoming, Inc. "A"*	524,150	15,158,418
Ryder System, Inc.	474,200	13,362,956
		28,521,374
Trading Companies & Distributors 0.9%
GATX Corp. (a)	549,100	13,826,338
Information Technology 9.9%
Communications Equipment 2.6%
CommScope, Inc.* (a)	773,700	20,301,888
Plantronics, Inc.	1,073,200	19,145,888
		39,447,776
Electronic Equipment, Instruments & Components 3.2%
Anixter International, Inc.* (a)	411,800	16,892,036
Jabil Circuit, Inc.	2,484,300	19,452,069
Park Electrochemical Corp.	652,345	12,583,735
		48,927,840
IT Services 1.9%
CACI International, Inc. "A"*	349,350	13,404,560
DST Systems, Inc.* (a)	402,700	15,423,410
		28,827,970
Semiconductors & Semiconductor Equipment 0.2%
Microsemi Corp.*	233,100	3,137,526
Software 2.0%
Jack Henry & Associates, Inc.	723,702	13,294,406
Sybase, Inc.* (a)	499,950	16,263,373
		29,557,779
Materials 5.4%
Chemicals 1.9%
RPM International, Inc.	1,098,100	16,822,892
Scotts Miracle-Gro Co. "A" (a)	364,300	12,495,490
		29,318,382
Metals & Mining 3.5%
IAMGOLD Corp.	1,397,650	15,751,516
Pan American Silver Corp.* (a)	923,350	21,624,857
Reliance Steel & Aluminum Co.	389,700	14,804,703
Worthington Industries, Inc. (a)	6,000	83,940
		52,265,016
Telecommunication Services 1.4%
Diversified Telecommunication Services
Alaska Communications Systems Group, Inc. (a)	1,467,000	9,931,590
Iowa Telecommunications Services, Inc. (a)	960,800	11,375,872
		21,307,462
Utilities 5.3%
Electric Utilities 2.7%
ALLETE, Inc. (a)	411,750	10,878,435
IDACORP, Inc.	663,986	15,450,954
NV Energy, Inc.	1,491,625	14,916,250
		41,245,639
Multi-Utilities 2.6%
Integrys Energy Group, Inc. (a)	324,350	8,786,642
TECO Energy, Inc. (a)	1,338,700	15,020,214
Vectren Corp.	676,650	15,393,786
		39,200,642
Total Common Stocks (Cost $1,484,785,682)		1,447,379,181

Securities Lending Collateral 26.2%
Daily Assets Fund Institutional, 0.53% (b) (c) (Cost $398,092,366)	398,092,366	398,092,366

Cash Equivalents 4.6%
Cash Management QP Trust, 0.39% (b) (Cost $70,053,380)	70,053,380	70,053,380
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $1,952,931,428)+	126.0	1,915,524,927
Other Assets and Liabilities, Net (a)	(26.0)	(395,267,046)
Net Assets	100.0	1,520,257,881
* Non-income producing security.
+ The cost for federal income tax purposes was $1,961,640,078. At May 31, 2009, net unrealized depreciation for all securities based on tax cost was $46,115,151. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $165,900,786 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $212,015,937.
(a) All or a portion of these securities were on loan, amounting to $396,102,718. In addition, included in other assets and liabilities, net are pending sales, amounting to $125,838 that are also on loan (see Notes to Financial Statements). The value of all securities loaned at May 31, 2009 amounted to $396,228,556, which is 26.1% of net assets.
(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Represents a portion of collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

REIT: Real Estate Investment Trust

Fair Value Measurements

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, "Fair Value Measurements," establishes a three-tier hierarchy for measuring fair value and requires additional disclosure about the classification of fair value measurements.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2009 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Valuation Inputs	Investments in Securities
Level 1	$ 1,845,471,547
Level 2	70,053,380
Level 3	—
Total	$ 1,915,524,927

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of May 31, 2009 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $1,484,785,682) — including $396,102,718 of securities loaned	$ 1,447,379,181
Investment in Daily Assets Fund Institutional (cost $398,092,366)*	398,092,366
Investment in Cash Management QP Trust (cost $70,053,380)	70,053,380
Total investments at value (cost $1,952,931,428)	1,915,524,927
Cash	284
Receivable for investments sold	646,578
Receivable for Fund shares sold	7,496,073
Dividends receivable	2,474,718
Interest receivable	149,600
Other assets	91,903
Total assets	1,926,384,083
Liabilities
Payable upon return of securities loaned	398,092,366
Payable for investments purchased	2,393,347
Payable for Fund shares redeemed	3,152,583
Accrued management fee	830,479
Other accrued expenses and payables	1,657,427
Total liabilities	406,126,202
Net assets, at value	$ 1,520,257,881
Net Assets Consist of
Undistributed net investment income	4,244,560
Net unrealized appreciation (depreciation) on investments	(37,406,501)
Accumulated net realized gain (loss)	(325,170,881)
Paid-in capital	1,878,590,703
Net assets, at value	$ 1,520,257,881
* Represents a portion of collateral on securities loaned.
Statement of Assets and Liabilities as of May 31, 2009 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($942,019,778 ÷ 38,109,813 shares of capital stock outstanding, $.01 par value, 320,000,000 shares authorized)	$ 24.72
Maximum offering price per share (100 ÷ 94.25 of $24.72)	$ 26.23

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($28,297,581 ÷ 1,263,501 shares of capital stock outstanding, $.01 par value, 320,000,000 shares authorized)
$ 22.40

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($120,065,459 ÷ 5,270,258 shares of capital stock outstanding, $.01 par value, 80,000,000 shares authorized)
$ 22.78
Class S Net Asset Value, offering and redemption price(a) per share ($204,130,967 ÷ 8,173,043 shares of capital stock outstanding, $.01 par value, 150,000,000 shares authorized)	$ 24.98
Institutional Class Net Asset Value, offering and redemption price(a) per share ($225,744,096 ÷ 8,979,046 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 25.14
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended May 31, 2009 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $1,570)	$ 13,700,114
Interest — Cash Management QP Trust	329,629
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	1,251,112
Other income	16,214
Total Income	15,297,069
Expenses: Management fee	4,727,125
Services to shareholders	1,794,161
Distribution and service fees	1,633,985
Custodian fee	23,632
Professional fees	46,606
Directors' fees and expenses	11,354
Reports to shareholders	186,043
Registration fees	86,079
Other	40,309
Total expenses	8,549,294
Net investment income (loss)	6,747,775
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(155,193,092)
Foreign currency	(75)
Payments by affiliates (see Note F)	16,707
(155,176,460)
Change in net unrealized appreciation (depreciation) on investments	263,384,249
Net gain (loss)	108,207,789
Net increase (decrease) in net assets resulting from operations	$ 114,955,564
Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended May 31, 2009 (Unaudited)	Year Ended November 30, 2008
Operations: Net investment income (loss)	$ 6,747,775	$ 10,068,220
Net realized gain (loss)	(155,176,460)	(168,262,124)
Change in net unrealized appreciation (depreciation)	263,384,249	(534,853,876)
Net increase (decrease) in net assets resulting from operations	114,955,564	(693,047,780)
Distributions to shareholders from: Net investment income: Class A	(6,938,647)	(12,859,637)
Class B	—	(106,385)
Class C	(79,761)	(458,760)
Class S	(1,955,430)	(2,167,104)
Institutional Class	(2,278,943)	(1,561,901)
Net realized gains: Class A	—	(142,209,411)
Class B	—	(9,956,508)
Class C	—	(26,935,921)
Class S	—	(21,961,095)
Institutional Class	—	(13,006,344)
Total distributions	(11,252,781)	(231,223,066)
Fund share transactions: Proceeds from shares sold	310,699,967	700,113,688
Reinvestment of distributions	9,479,384	191,534,640
Cost of shares redeemed	(253,453,260)	(701,270,068)
Redemption fees	18,349	43,216
Net increase (decrease) in net assets from Fund share transactions	66,744,440	190,421,476
Increase (decrease) in net assets	170,447,223	(733,849,370)
Net assets at beginning of period	1,349,810,658	2,083,660,028
Net assets at end of period (including undistributed net investment income of $4,244,560 and $8,749,566, respectively)	$ 1,520,257,881	$ 1,349,810,658

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended November 30,	2009[a]	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 22.95	$ 39.01	$ 40.05	$ 35.36	$ 31.98	$ 25.27
Income (loss) from investment operations: Net investment income (loss)[b]	.11	.19	.16	.13	.17	.09
Net realized and unrealized gain (loss)	1.85	(11.92)	.91	8.09	3.50	6.79
Total from investment operations	1.96	(11.73)	1.07	8.22	3.67	6.88
Less distributions from: Net investment income	(.19)	(.36)	—	(.39)	—	(.17)
Net realized gains	—	(3.97)	(2.11)	(3.14)	(.29)	—
Total distributions	(.19)	(4.33)	(2.11)	(3.53)	(.29)	(.17)
Redemption fees	.00***	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 24.72	$ 22.95	$ 39.01	$ 40.05	$ 35.36	$ 31.98
Total Return (%)[c]	8.60**	(33.57)[d]	2.79	25.45	11.55	27.37
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	942	829	1,405	1,206	703	579
Ratio of expenses before expense reductions (%)	1.31*	1.31	1.20	1.19	1.27	1.29
Ratio of expenses after expense reductions (%)	1.31*	1.30	1.20	1.19	1.27	1.29
Ratio of net investment income (loss) (%)	1.02*	.61	.42	.39	.52	.35
Portfolio turnover rate (%)	28**	62	60	48	67	64
[a] For the six months ended May 31, 2009 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class B Years Ended November 30,	2009[a]	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 20.72	$ 35.59	$ 37.03	$ 32.84	$ 30.01	$ 23.76
Income (loss) from investment operations: Net investment income (loss)[b]	.02	(.03)	(.10)	(.13)	(.09)	(.12)
Net realized and unrealized gain (loss)	1.66	(10.83)	.77	7.46	3.21	6.37
Total from investment operations	1.68	(10.86)	.67	7.33	3.12	6.25
Less distributions from: Net investment income	—	(.04)	—	—	—	—
Net realized gains	—	(3.97)	(2.11)	(3.14)	(.29)	—
Total distributions	—	(4.01)	(2.11)	(3.14)	(.29)	—
Redemption fees	.00***	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 22.40	$ 20.72	$ 35.59	$ 37.03	$ 32.84	$ 30.01
Total Return (%)[c]	8.11**	(34.10)[d]	1.92	24.39	10.50	26.30
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	28	33	92	117	109	125
Ratio of expenses before expenses reductions (%)	2.30*	2.14	2.02	2.06	2.19	2.16
Ratio of expenses after expenses reductions (%)	2.30*	2.14	2.02	2.06	2.19	2.16
Ratio of net investment income (loss) (%)	.03*	(.23)	(.40)	(.48)	(.40)	(.52)
Portfolio turnover rate (%)	28**	62	60	48	67	64
[a] For the six months ended May 31, 2009 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Years Ended November 30,	2009[a]	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 21.07	$ 36.11	$ 37.51	$ 33.19	$ 30.28	$ 23.94
Income (loss) from investment operations: Net investment income (loss)[b]	.04	(.00)***	(.08)	(.09)	(.05)	(.09)
Net realized and unrealized gain (loss)	1.68	(11.00)	.79	7.55	3.25	6.43
Total from investment operations	1.72	(11.00)	.71	7.46	3.20	6.34
Less distributions from: Net investment income	(.01)	(.07)	—	—	—	—
Net realized gains	—	(3.97)	(2.11)	(3.14)	(.29)	—
Total distributions	(.01)	(4.04)	(2.11)	(3.14)	(.29)	—
Redemption fees	.00***	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 22.78	$ 21.07	$ 36.11	$ 37.51	$ 33.19	$ 30.28
Total Return (%)[c]	8.14**	(34.03)[d]	2.00	24.54	10.64	26.48
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	120	120	249	270	152	106
Ratio of expenses before expenses reductions (%)	2.09*	2.03	1.95	1.93	2.05	2.04
Ratio of expenses after expenses reductions (%)	2.09*	2.03	1.95	1.93	2.05	2.04
Ratio of net investment income (loss) (%)	.24*	(.11)	(.33)	(.35)	(.26)	(.40)
Portfolio turnover rate (%)	28**	62	60	48	67	64
[a] For the six months ended May 31, 2009 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S Years Ended November 30,	2009[a]	2008	2007	2006	2005[b]
Selected Per Share Data
Net asset value, beginning of period	$ 23.21	$ 39.39	$ 40.37	$ 35.44	$ 33.09
Income (loss) from investment operations: Net investment income (loss)[c]	.13	.24	.21	.23	.25
Net realized and unrealized gain (loss)	1.88	(12.05)	.94	8.14	2.39
Total from investment operations	2.01	(11.81)	1.15	8.37	2.64
Less distributions from: Net investment income	(.24)	(.40)	(.02)	(.30)	—
Net realized gains	—	(3.97)	(2.11)	(3.14)	(.29)
Total distributions	(.24)	(4.37)	(2.13)	(3.44)	(.29)
Redemption fees	.00***	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 24.98	$ 23.21	$ 39.39	$ 40.37	$ 35.44
Total Return (%)	8.68**	(33.44)[d]	2.99	25.84	8.05**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	204	190	216	154	4
Ratio of expenses before expenses reductions (%)	1.14*	1.14	1.05	.89	.98*
Ratio of expenses after expenses reductions (%)	1.14*	1.14	1.05	.89	.98*
Ratio of net investment income (loss) (%)	1.19*	.78	.56	.69	.97*
Portfolio turnover rate (%)	28**	62	60	48	67
[a] For the six months ended May 31, 2009 (Unaudited).
[b] For the period from February 28, 2005 (commencement of operations of Class S shares) to November 30, 2005.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class Years Ended November 30,	2009[a]	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 23.39	$ 39.64	$ 40.58	$ 35.61	$ 32.10	$ 25.31
Income (loss) from investment operations: Net investment income (loss)[b]	.16	.32	.28	.25	.27	.20
Net realized and unrealized gain (loss)	1.88	(12.12)	.93	8.18	3.53	6.81
Total from investment operations	2.04	(11.80)	1.21	8.43	3.80	7.01
Less distributions from: Net investment income	(.29)	(.48)	(.04)	(.32)	—	(.22)
Net realized gains	—	(3.97)	(2.11)	(3.14)	(.29)	—
Total distributions	(.29)	(4.45)	(2.15)	(3.46)	(.29)	(.22)
Redemption fees	.00***	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 25.14	$ 23.39	$ 39.64	$ 40.58	$ 35.61	$ 32.10
Total Return (%)	8.84**	(33.29)[c]	3.14	25.88	11.91	27.91
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	226	178	123	109	34	15
Ratio of expenses before expense reductions (%)	.83*	.89	.86	.85	.95	.88
Ratio of expenses after expense reductions (%)	.83*	.88	.86	.85	.95	.88
Ratio of net investment income (loss) (%)	1.50*	1.03	.75	.73	.84	.76
Portfolio turnover rate (%)	28**	62	60	48	67	64
[a] For the six months ended May 31, 2009 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

DWS Dreman Small Cap Value Fund (the ``Fund'') is a diversified series of DWS Value Series, Inc. (the ``Corporation'') which is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end management investment company organized as a Maryland corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances. Effective January 6, 2009, the Fund re-opened for investment to new investors.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors. The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security, the size of the holding, the initial cost of the security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or evaluated prices from broker-dealers and/or pricing services, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company's financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

The Fund adopted Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), effective at the beginning of the Fund's fiscal year. Disclosure about the classification of fair value measurements is included at the end of the Fund's Investment Portfolio.

New Accounting Pronouncement. In April 2009, the Financial Accounting Standards Board ("FASB") issued FASB Staff Position No. 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" ("FSP 157-4"). FSP 157-4 provides additional guidance for estimating fair value in accordance with Statement of Financial Accounting Standards No. 157, "Fair Value Measurements," when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently reviewing the enhanced disclosure requirements for the adoption of FSP 157-4.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agents will use their best efforts to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At November 30, 2008, the Fund had a net tax basis capital loss carryforward of approximately $11,166,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until November 30, 2016, the expiration date, whichever occurs first.

In addition, from November 1, 2008 through November 30, 2008, the Fund incurred approximately $150,038,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended November 30, 2009.

The Fund has reviewed the tax positions for the open tax years as of November 30, 2008 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in-capital.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Real Estate Investment Trusts. The Fund periodically recharacterizes distributions received from a Real Estate Investment Trust ("REIT") investment based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available timely from a REIT, the recharacterization will be estimated and a recharacterization will be made in the following year when such information becomes available. Distributions received from REITs in excess of income are recorded as either a reduction of cost of investments or realized gains. The Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset valuation calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended May 31, 2009, purchases and sales of investment securities (excluding short-term investments) aggregated $517,657,587 and $356,443,107, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibilities to the Fund's subadvisor. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Investment Management Agreement.

Dreman Value Management, L.L.C. ("DVM" or the "Subadvisor") serves as subadvisor with respect to the investment and reinvestment of assets of the Fund, and is paid by the Advisor for its services.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $250 million of the Fund's average daily net assets	.750%
Next $750 million of such net assets	.720%
Next $1.5 billion of such net assets	.700%
Next $2.5 billion of such net assets	.680%
Next $2.5 billion of such net assets	.650%
Next $2.5 billion of such net assets	.640%
Next $2.5 billion of such net assets	.630%
Over $12.5 billion of such net assets	.620%

For the six months ended May 31, 2009, the fee pursuant to the Investment Management Agreement was equivalent to an annualized effective rate of 0.72% of the Fund's average daily net assets.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended May 31, 2009, the amounts charged to the Fund by DISC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at May 31, 2009
Class A	$ 778,241	$ 337,461
Class B	60,311	35,938
Class C	117,190	48,458
Class S	187,660	69,609
Institutional Class	7,163	6,758
	$ 1,150,565	$ 498,224

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended May 31, 2009, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at May 31, 2009
Class B	$ 103,752	$ 18,011
Class C	407,178	67,841
	$ 510,930	$ 85,852

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended May 31, 2009, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at May 31, 2009	Annualized Effective Rate
Class A	$ 954,356	$ 300,732.24%
Class B	34,032	9,911.25%
Class C	134,667	24,429.25%
	$ 1,123,055	$ 335,072

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended May 31, 2009, aggregated $20,882.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended May 31, 2009, the CDSC for Class B and C shares aggregated $40,163 and $2,394, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended May 31, 2009, DIDI received $832 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended May 31, 2009, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $12,635, of which $8,717 is unpaid.

Directors' Fees and Expenses. The Fund paid each Director not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended May 31, 2009		Year Ended November 30, 2008
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	8,606,698	$ 189,207,648	10,941,341	$ 344,060,843
Class B	69,446	1,364,765	66,240	1,909,292
Class C	442,484	9,004,005	455,247	13,609,360
Class S	2,024,851	43,984,011	4,534,494	134,921,556
Institutional Class	3,052,187	67,139,538	6,502,297	205,612,637
		$ 310,699,967		$ 700,113,688
Shares issued to shareholders in reinvestment of distributions
Class A	266,772	$ 6,138,172	3,848,091	$ 130,678,736
Class B	—	—	292,438	9,048,161
Class C	2,659	56,567	610,008	19,161,840
Class S	82,337	1,912,698	694,815	23,819,363
Institutional Class	58,756	1,371,947	256,263	8,826,540
		$ 9,479,384		$ 191,534,640
Shares redeemed
Class A	(6,890,108)	$ (146,350,763)	(14,680,057)	$ (453,633,663)
Class B	(383,839)	(7,443,625)	(1,355,111)	(39,267,100)
Class C	(846,837)	(16,445,085)	(2,279,516)	(65,664,416)
Class S	(2,131,628)	(45,393,858)	(2,508,171)	(75,457,819)
Institutional Class	(1,750,974)	(37,819,929)	(2,236,799)	(67,247,070)
		$ (253,453,260)		$ (701,270,068)
Redemption fees		$ 18,349		$ 43,216
Net increase (decrease)
Class A	1,983,362	$ 49,005,272	109,375	$ 21,136,380
Class B	(314,393)	(6,078,844)	(996,433)	(28,309,287)
Class C	(401,694)	(7,382,407)	(1,214,261)	(32,888,384)
Class S	(24,440)	504,424	2,721,138	83,286,898
Institutional Class	1,359,969	30,695,995	4,521,761	147,195,869
		$ 66,744,440		$ 190,421,476

F. Payments by Affiliates

During the six months ended May 31, 2009, the Advisor reimbursed the Fund $16,707 for losses incurred as a result of a breach of the Fund's investment restrictions. The amount of the loss was less than 0.01% of the Fund's average daily net assets, thus having no impact on the Fund's total return.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 24, 2008

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2008, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 129 Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Summary of Administrative Fee Evaluation by Independent Fee Consultant

September 29, 2008

Pursuant to an Order entered into by Deutsche Asset Management (DeAM) with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds and have as part of my duties evaluated the reasonableness of the proposed management fees to be charged by DeAM to the DWS Funds, taking onto account a proposal to pass through to the funds certain fund accounting-related charges in connection with new regulatory requirements. My evaluation considered the following:

• While the proposal would alter the services to be provided under the Administration Agreement, which I consider to be part of fund management under the Order, it is my opinion that the change in services is slight and that the scope of prospective services under the combination of the Advisory and Administration Agreements continues to be comparable with those typically provided to competitive funds under their management agreements.

• While the proposal would increase fund expenses, according to a pro forma analysis performed by management, the prospective effect is less than .01% for all but seven of the DeAM Funds' 438 active share classes, and in all cases the effect is less than .03% and overall expenses would remain reasonable in my opinion.

Based on the foregoing considerations, in my opinion the fees and expenses for all of the DWS Funds will remain reasonable if the Directors adopt this proposal.

Thomas H. Mack

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, B, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	KDSAX	KDSBX	KDSCX	KDSSX	KDSIX
CUSIP Number	23338F-820	23338F-812	23338F-796	23338F-762	23338F-754
Fund Number	088	288	388	2389	545

Privacy Statement

Dear Valued Client:

We want to make sure you know our policy regarding the way in which our clients' private information is handled at DWS Investments. The following information is issued by DWS Investments Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number, and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians and broker-dealers to assist us in processing transactions and servicing your account.

In addition, we may disclose the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. These organizations may only use client information for the purpose designated by the companies listed above, and additional requirements beyond federal law may be imposed by certain states. To the extent that these state laws apply, we will comply with them before we share information about you.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required to or may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

At any time, if you have questions about our policy, please write to us at:

DWS Investments
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415 September 2008

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Dreman Small Cap Value Fund, a series of DWS Value Series, Inc.

By:	/s/Michael G. Clark Michael G. Clark President

Date:	July 30, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Dreman Small Cap Value Fund, a series of DWS Value Series, Inc.

By:	/s/Michael G. Clark Michael G. Clark President

Date:	July 30, 2009

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	July 30, 2009